UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 2008

______________

NetApp, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-27130	77-0307520
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
495 East Java Drive Sunnyvale, CA 94089
(Address of principal executive offices) (Zip Code)

(408) 822-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On November 12, 2008, NetApp, Inc. issued a press release announcing its earnings for the second quarter fiscal year 2009.  The press release is attached as an exhibit to this Form 8-K, and the information set forth therein is hereby incorporated by reference into this Item 2.02.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

NetApp, Inc.’s November 12, 2008 press release is hereby furnished as Exhibit 99.1 to this Form 8-K in connection with the disclosures under Item 2.02 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

November 12, 2008	By:	/s/ Steven Gomo

Steven J. Gomo
Chief Financial Officer

Index to Exhibits

Exhibit	Description

99.1	Press release of NetApp, Inc. issued on November 12, 2008.